UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 12, 2005

CREDIT ACCEPTANCE CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	000-20202	38-1999511
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

25505 West Twelve Mile Road, Suite 3000, Southfield, Michigan		48034-8339
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	248-353-2700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

On August 12, 2005, Credit Acceptance Corporation (the "Company") suspended new investments in the Credit Acceptance Corporation Unitized Stock Fund (the "Company Stock Fund"), containing shares of Credit Acceptance Corporation common stock, by participants in the Credit Acceptance Corporation 401(k) Profit Sharing Plan and Trust (the "Plan"). The Company’s directors and executive officers have been precluded from transactions in Credit Acceptance stock since December 31, 2004 due to the normal blackout period prior to releasing earnings and the previously announced pending restatement of its previously reported financial results due to a change in accounting methodology for its loan portfolio.

The Company sent a notice to all participants within the Plan informing them that a blackout period would begin effective immediately and continue indefinitely pending advisement from the Company. The notice was sent to ensure compliance with Section 306(a) of the Sarbanes-Oxley Act of 2002. The blackout only prevents participants from making additional investments in the Company’s common stock through the Plan. Participants will still be able to reallocate assets in their accounts from the Company’s common stock fund into the other investment options offered under the Plan, however, directors and executive officers are prohibited from directly or indirectly acquiring, disposing of or transferring any equity securities of the Company acquired by them in connection with the Plan. The Company did not receive formal notice of the blackout from the Plan administrator. The blackout is expected to end the week of December 25, 2005, following the filing by the Company of its previously unfiled periodic reports with the Securities and Exchange Commission. In accordance with the unforeseeable circumstance exemption under Section 306(a), the Company determined that it was unable to give advance notice of the blackout period to the participants.

During the blackout period and for a period of two years thereafter, a security holder or other interested person may obtain, without charge, information regarding the 401(k) blackout period, including the beginning and ending dates (once the ending date is determined), by contacting Matthew P. Fremder, Benefits Manager, Human Resources Department, Credit Acceptance Corporation, 25505 West Twelve Mile Road, Southfield, Michigan, 48034.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT ACCEPTANCE CORPORATION

September 30, 2005	By:	/s/ Kenneth S. Booth

Name: Kenneth S. Booth
Title: Chief Financial Officer